                                                                      EXHIBIT 99

[LOGO OF COLUMBIA/HCA APPEARS HERE]                                     NEWS
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

INVESTOR CONTACT:                                          MEDIA CONTACT:
Mark Kimbrough                                             Jeff Prescott
615/344-2688                                               615/344-5708

             COLUMBIA/HCA'S INTERNAL OPERATING REORGANIZATION PLAN
                    SIGNALS RETURN TO LOCAL COMMUNITY FOCUS

  COMPANY TO EVALUATE RESTRUCTURING ALTERNATIVES INCLUDING ASSET SPIN-OFFS TO
       SHAREHOLDERS TO CREATE SMALLER, MORE INDEPENDENT OPERATING UNITS


        NASHVILLE, TN., NOVEMBER 17, 1997--Columbia/HCA Healthcare Corporation (NYSE: COL) today announced that its Board of Directors has approved an internal operating reorganization plan and authorized the evaluation of various restructuring alternatives which could include divestitures of certain assets to third parties and spin-offs of certain other assets to Columbia/HCA shareholders. As part of these alternatives, the Company is examining restructuring Columbia/HCA into a smaller, more focused company with approximately 230 hospitals and 115 ambulatory surgery centers located in strategic markets. No such restructuring plan has been approved by the Board and there can be no assurances that such a plan will ultimately be approved or implemented.

        "By creating smaller, more independent, community-based networks, we will enhance our commitment to providing quality patient care through local hospitals and local healthcare networks," said Dr. Thomas F. Frist, Jr., the Company's Chairman and CEO.

        "Since I became CEO on July 25, our management team has been engaged in an intensive effort to determine how best to strategically realign the assets and operations of Columbia/HCA. The goal is to return the Company's attention to local hospitals and healthcare networks," said Dr. Frist.

        "This internal reorganization will result in a number of benefits, including a streamlining of our organizational structure and a reduction in overhead and administrative costs while providing a greater focus on each facility's positioning in its local community," said Jack O. Bovender, President and Chief Operating Officer. "We plan to reduce the Company's number of operating divisions from 36 as of August 1, 1997 to approximately 18 as of January 1, 1998, and reduce overall corporate, group and division overhead," Bovender added.

        Columbia/HCA's operating units will be reorganized, effective January 1, 1998, into the following operational groups:

      --------------------------------------------------------------------
        Group Name      President       # of Hospitals        Approx. 1996
                                                                Revenues
      --------------------------------------------------------------------
      East            Jay Grinney               126          $7.6 billion
      --------------------------------------------------------------------
      West            Richard Bracken           106          $6.6 billion
      --------------------------------------------------------------------
      America         Jim Fleetwood              21          $450 million
      --------------------------------------------------------------------
      Atlantic        David White                45          $1.9 billion
      --------------------------------------------------------------------
      Pacific         Denny Shelton              42          $1.6 billion
      --------------------------------------------------------------------

        *Number of hospitals include non-consolidating joint ventures

        The Company's 148 ambulatory surgery centers will continue under their existing reporting relationships to George Morgan, President, Ambulatory Surgery Division.

        The Company is evaluating spin-offs to shareholders and other restructuring alternatives for the America, Atlantic and Pacific Groups, as well as certain non-market surgery centers. Goldman, Sachs & Co. is assisting the Company in its evaluation of restructuring alternatives.

        If any spin-offs do occur, the newly formed companies would operate independently but it is anticipated that they would be offered continued access to Columbia/HCA's economies of scale, such as national purchasing agreements, information systems and managed care contracting.

        "We believe the reorganization is in the best interests of our patients, and all of the Company's stakeholders, including employees, physicians, local communities and shareholders," Dr. Frist said.

        Any spin-off or other restructuring alternative would be subject to approval by Columbia/HCA's Board of Directors and also require various other legal, regulatory and governmental approvals. Any tax-free spin-off would be subject to receipt of a ruling by the Internal Revenue Service that the spin-off would be tax-free to the Company and its shareholders. In addition, all alternative transactions will be implemented consistent with the Company's regulatory and legal compliance obligations.

                                     # # #

The above statements may include forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The reader should not rely on any forward-looking statement. The Company undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The information involves risks and uncertainties as detailed from time to time in the Company's filings with the Securities and Exchange Commission.

All references to "Company" and "Columbia/HCA" as used throughout this document refer to Columbia/HCA Healthcare Corporation and its affiliates.

    COLUMBIA/HCA OPERATING GROUPS HOSPITAL LIST (EFFECTIVE JANUARY 1, 1998)

                                                              City         State
                                                              ----         -----
                            EAST GROUP:
 1   COLUMBIA ANDALUSIA REGIONAL HOSPITAL                     Andalusia       AL
 2   JFK MEDICAL CENTER                                       Atlantis        FL
 3   COLUMBIA AVENTURA HOSPITAL AND MEDICAL CENTER            Aventura        FL
 4   LAWNWOOD REGIONAL MEDICAL CENTER                         Ft Pierce       FL
 5   *PALMS WEST HOSPITAL                                     Loxahatchee     FL
 6   COLUMBIA NORTHWEST MEDICAL CENTER                        Margate         FL
 7   COLUMBIA CEDARS MEDICAL CENTER                           Miami           FL
 8   COLUMBIA POMPANO BEACH MEDICAL CENTER                    Pompano Beach   FL
 9   DEERING HOSPITAL                                         Miami           FL
 10  COLUMBIA KENDALL MEDICAL CENTER                          Miami           FL
 11  *MIAMI HEART INSTITUTE                                   Miami Beach     FL
 12  RAULERSON HOSPITAL                                       Okeechobee      FL
 13  COLUMBIA PARK MEDICAL CENTER                             Orlando         FL
 14  COLUMBIA MEDICAL CENTER - OSCEOLA                        Kissimmee       FL
 15  COLUMBIA WESTSIDE REGIONAL MEDICAL CENTER                Plantation      FL
 16  COLUMBIA PLANTATION GENERAL HOSPITAL                     Plantation      FL
 17  COLUMBIA MEDICAL CENTER OF PORT ST. LUCIE                Port St Lucie   FL
 18  COLUMBIA MEDICAL CENTER - SANFORD                        Sanford         FL
 19  COLUMBIA UNIVERSITY HOSPITAL AND MEDICAL CENTER          Tamarac         FL
 20  WINTER PARK MEMORIAL HOSPITAL                            Winter Park     FL
 21  COLUMBIA HOSPITAL                                        W. Palm Beach   FL
 22  COLUMBIA FORT WALTON BEACH MEDICAL CENTER                Ft Walton Beach FL
 23  *NORTH FLORIDA REGIONAL MEDICAL CENTER                   Gainesville     FL
 24  MEMORIAL SPECIALTY HOSPITAL                              Jacksonville    FL
 25  COLUMBIA MEMORIAL HOSPITAL JACKSONVILLE                  Jacksonville    FL
 26  COLUMBIA TWIN CITIES HOSPITAL                            Niceville       FL
 27  COLUMBIA OCALA REGIONAL MEDICAL CENTER                   Ocala           FL
 28  COLUMBIA ORANGE PARK MEDICAL CENTER                      Orange Park     FL
 29  COLUMBIA PUTNAM MEDICAL CENTER                           Palatka         FL
 30  *GULF COAST MEDICAL CENTER                               Panama  City    FL
 31  COLUMBIA WEST FLORIDA REGIONAL MEDICAL CENTER            Pensacola       FL
 32  COLUMBIA TALLAHASSEE COMMUNITY HOSPITAL                  Tallahassee     FL
 33  COLUMBIA BLAKE MEDICAL CENTER                            Bradenton       FL
 34  COLUMBIA BRANDON REGIONAL MEDICAL CENTER                 Brandon         FL
 35  COLUMBIA CLEARWATER COMMUNITY HOSPITAL                   Clearwater      FL
 36  COLUMBIA DADE CITY HOSPITAL                              Dade City       FL
 37  COLUMBIA REGIONAL MEDICAL CENTER AT BAYONET POINT        Hudson          FL
 38  COLUMBIA LARGO MEDICAL CENTER                            Largo           FL
 39  COLUMBIA NEW PORT RICHEY HOSPITAL                        New Port Richey FL
 40  COLUMBIA REGIONAL MEDICAL CENTER OAK HILL                Spring Hill     FL
 41  COLUMBIA NORTHSIDE MEDICAL CENTER                        St. Petersburg  FL
 42  COLUMBIA EDWARD WHITE HOSPITAL                           St. Petersburg  FL
 43  COLUMBIA ST. PETERSBURG MEDICAL CENTER                   St. Petersburg  FL
 44  COLUMBIA ENGLEWOOD COMMUNITY HOSPITAL                    Englewood       FL
 45  COLUMBIA GULF COAST HOSPITAL (FT MYERS)                  Ft Myers        FL
 46  COLUMBIA REGIONAL MEDICAL CENTER SOUTHWEST FLORIDA       Ft Myers        FL
 47  COLUMBIA EAST POINTE HOSPITAL                            Lehigh Acres    FL
 48  COLUMBIA FAWCETT MEMORIAL HOSPITAL                       Port Charlotte  FL
 49  COLUMBIA BEHAVIORAL HEALTH CENTER                        Miami           FL
 50  COLUMBIA DOCTORS HOSPITAL OF SARASOTA                    Sarasota        FL
 51  PALMYRA MEDICAL CENTERS                                  Albany          GA
 52  WEST PACES MEDICAL CENTER                                Atlanta         GA
 53  *DUNWOODY MEDICAL CENTER                                 Atlanta         GA
 54  METROPOLITAN HOSPITAL                                    Atlanta         GA
 55  COLUMBIA AUGUSTA MEDICAL CENTER                          Augusta         GA
 56  CARTERSVILLE MEDICAL CENTER                              Cartersville    GA
 57  POLK GENERAL HOSPITAL                                    Cedartown       GA
 58  DOCTORS HOSPITAL                                         Columbus        GA
 59  HUGHSTON SPORTS MEDICINE HOSPITAL                        Columbus        GA
 60  COLUMBIA FAIRVIEW PARK HOSPITAL                          Dublin          GA
 61  LANIER PARK REGIONAL HOSPITAL                            Gainesville     GA
 62  PARKWAY MEDICAL CENTER                                   Lithia Springs  GA
 63  *COLISEUM MEDICAL CENTER                                 Macon           GA
 64  *COLISEUM PSYCHIATRIC HOSPITAL                           Macon           GA
 65  PEACHTREE REGIONAL HOSPITAL                              Newnan          GA
 66  REDMOND REGIONAL MEDICAL CENTER                          Rome            GA
 67  COLUMBIA EASTSIDE MEDICAL CENTER                         Snellville      GA
 68  NORTHLAKE REGIONAL MEDICAL CENTER                        Tucker          GA
 69  COLUMBIA BARROW MEDICAL CENTER                           Winder          GA
 70  COLUMBIA WOMEN'S HOSPITAL OF INDIANAPOLIS                Indianapolis    IN
 71  *TERRE HAUTE REGIONAL HOSPITAL                           Terre Haute     IN
 72  *GREENVIEW REGIONAL HOSPITAL                             Bowling Green   KY
 73  COLUMBIA PARKLAND MEDICAL CENTER                         Derry           NH

    COLUMBIA/HCA OPERATING GROUPS HOSPITAL LIST (EFFECTIVE JANUARY 1, 1998)
                                  (Continued)

                                                              City         State
                                                              ----         -----

 74  *PORTSMOUTH REGIONAL HOSPITAL                            Portsmouth      NH
 75  COLUMBIA MERCY MEDICAL CENTER                            Canton          OH
 76  COLUMBIA ST. VINCENT CHARITY                             Cleveland       OH
 77  SAINT LUKE'S MEDICAL CENTER                              Cleveland       OH
 78  COLUMBIA ST. JOHN WEST SHORE                             Westlake        OH
 79  *TRIDENT MEDICAL CENTER                                  Charleston      SC
 80  SUMMERVILLE MEDICAL CENTER                               Summerville     SC
 81  PROVIDENCE HOSPITAL                                      Columbia        SC
 82  *GRAND STRAND REGIONAL MEDICAL CENTER                    Myrtle Beach    SC
 83  *COLLETON MEDICAL CENTER                                 Walterboro      SC
 84  INSTITUTO DEXEUS                                         Barcelona       SP
 85  HOPITAL DE LA TOUR ET PAVILLON GOURGAS                   Geneva          SW
 86  *CHEATHAM MEDICAL CENTER                                 Ashland City    TN
 87  COLUMBIA ATHENS REGIONAL MEDICAL CENTER                  Athens          TN
 88  COLUMBIA PARKRIDGE MEDICAL CENTER                        Chattanooga     TN
 89  *HORIZON MEDICAL CENTER                                  Dickson         TN
 90  COLUMBIA EAST RIDGE HOSPITAL                             East Ridge      TN
 91  COLUMBIA HENDERSONVILLE HOSPITAL                         Hendersonville  TN
 92  *SUMMIT MEDICAL CENTER                                   Hermitage       TN
 93  *REGIONAL HOSPITAL OF JACKSON                            Jackson         TN
 94  COLUMBIA LIVINGSTON REGIONAL HOSPITAL                    Livingston      TN
 95  *NASHVILLE MEMORIAL HOSPITAL                             Madison         TN
 96  *VOLUNTEER GENERAL HOSPITAL                              Martin          TN
 97  *CENTENNIAL MEDICAL CENTER                               Nashville       TN
 98  *SOUTHERN HILLS MEDICAL CENTER                           Nashville       TN
 99  THE PSYCHIATRIC HOSPITAL AT VANDERBILT                   Nashville       TN
100  COLUMBIA WHITWELL MEDICAL CENTER                         South Pittsburg TN
101  COLUMBIA SOUTH PITTSBURG HOSPITAL                        South Pittsburg TN
102  *SYCAMORE SHOALS HOSPITAL                                Elizabethton    TN
103  COLUMBIA VALLEY HOSPITAL                                 Chattanooga     TN
104  THE WELLINGTON HOSPITAL                                  London          UK
105  THE PRINCESS GRACE HOSPITAL                              London          UK
106  THE PORTLAND HOSPITAL FOR WOMEN AND CHILDREN             London          UK
107  THE HARLEY STREET CLINIC                                 London          UK
108  ARLINGTON HOSPITAL                                       Arlington       VA
109  COLUMBIA PENTAGON CITY HOSPITAL                          Arlington       VA
110  COLUMBIA MONTGOMERY REGIONAL HOSPITAL                    Blacksburg      VA
111  COLUMBIA DOMINION HOSPITAL                               Falls Church    VA
112  *JOHN RANDOLPH MEDICAL CENTER                            Hopewell        VA
113  COLUMBIA RESTON HOSPITAL CENTER                          Reston          VA
114  COLUMBIA CLINCH VALLEY MEDICAL CENTER                    Richland        VA
115  *JOHNSTON-WILLIS HOSPITAL                                Richmond        VA
116  *CHIPPENHAM MEDICAL CENTER                               Richmond        VA
117  *HENRICO DOCTORS HOSPITAL                                Richmond        VA
118  *RETREAT HOSPITAL                                        Richmond        VA
119  COLUMBIA LEWIS-GALE MEDICAL CENTER                       Salem           VA
120  COLUMBIA PENINSULA CENTER FOR BEHAVIORAL HEALTH          Hampton         VA
121  *RALEIGH GENERAL HOSPITAL                                Beckley         WV
122  ST. LUKE'S HOSPITAL                                      Bluefield       WV
123  COLUMBIA SAINT FRANCIS HOSPITAL                          Charleston      WV
124  ST. JOSEPH'S HOSPITAL                                    Parkersburg     WV
125  COLUMBIA GREENBRIER VALLEY MEDICAL CENTER                Ronceverte      WV
126  COLUMBIA RIVER PARK HOSPITAL                             Huntington      WV
                            WEST GROUP:
 1   ALASKA REGIONAL HOSPITAL                                 Anchorage       AK
 2   PARADISE VALLEY PSYCHIATRIC SERVICES                     Phoenix         AZ
 3   *CHINO VALLEY MEDICAL CENTER                             Chino           CA
 4   RIVERSIDE COMMUNITY HOSPITAL                             Riverside       CA
 5   *LAS ENCINAS HOSPITAL                                    Pasadena        CA
 6   COLUMBIA SOUTH VALLEY HOSPITAL                           Gilroy          CA
 7   COLUMBIA GOOD SAMARITAN HOSPITAL                         San Jose        CA
 8   COLUMBIA MISSIONS OAKS HOSPITAL                          San Jose        CA
 9   COLUMBIA SAN JOSE MEDICAL CENTER                         San Jose        CA
 10  COLUMBIA LOS ROBLES HOSPITAL/MEDICAL CENTER              Thousand Oaks   CA
 11  COLUMBIA WEST HILLS REGIONAL MEDICAL CENTER              West Hills      CA
 12  COLUMBIA AURORA PRESBYTERIAN HOSPITAL                    Aurora          CO
 13  COLUMIBA SPAULDING REHABILITATION HOSPITAL               Aurora          CO
 14  ROCKY MOUNTAIN REHAB                                     Aurora          CO
 15  COLUMBIA MEDICAL CENTER OF AURORA                        Aurora          CO
 16  COLUMBIA ROSE MEDICAL CENTER                             Denver          CO
 17  COLUMBIA PRESBYTERIAN/ST. LUKE'S MEDICAL CENTER          Denver          CO
 18  COLUMBIA BETHESDA BEHAVIORAL HEALTH                      Denver          CO
 19  COLUMIBA SWEDISH MEDICAL CENTER                          Englewood       CO
 20  COLUMBIA NORTH SUBURBAN MEDICAL CENTER                   Thornton        CO

    COLUMBIA/HCA OPERATING GROUPS HOSPITAL LIST (EFFECTIVE JANUARY 1, 1998)
                                  (Continued)

                                                              City              State
                                                              ----              -----

 21  COLUMBIA WEST VALLEY MEDICAL CENTER                      Caldwell             ID
 22  EASTERN IDAHO REGIONAL MEDICAL CENTER                    Idaho Falls          ID
 23  WESLEY MEDICAL CENTER                                    Wichita              KS
 24  RAPIDES REGIONAL MEDICAL CENTER                          Alexandria           LA
 25  *LAKEVIEW REGIONAL MEDICAL CENTER                        Covington            LA
 26  *WOMEN'S AND CHILDREN'S HOSPITAL                         Lafayette            LA
 27  *MEDICAL CENTER OF SOUTHWEST LOUISIANA                   Lafayette            LA
 28  SAVOY MEDICAL CENTER                                     Mamou                LA
 29  AVOYELLES HOSPITAL                                       Marksville           LA
 30  *LAKESIDE HOSPITAL                                       Metairie             LA
 31  COLUMBIA NORTH MONROE HOSPITAL                           Monroe               LA
 32  *DAUTERIVE HOSPITAL                                      New Iberia           LA
 33  COLUMBIA LAKELAND MEDICAL CENTER                         New Orleans          LA
 34  TULANE UNIVERSITY HOSPITAL AND CLINIC                    New Orleans          LA
 35  OAKDALE COMMUNITY HOSPITAL                               Oakdale              LA
 36  *DOCTOR'S HOSPITAL OF OPELOUSAS                          Opelousas            LA
 37  *HIGHLAND HOSPITAL                                       Shreveport           LA
 38  WINN PARISH MEDICAL CENTER                               Winnfield            LA
 39  COLUMBIA DEPAUL HOSPITAL                                 New Orleans          LA
 40  COLUMBIA HOSPITAL SOUTH                                  Springfield          MO
 41  RESEARCH PSYCHIATRIC CENTER                              Kansas City          MO
 42  VICKSBURG MEDICAL CENTER                                 Vicksburg            MS
 43  COLUMBIA MEDICAL CENTER OF CARLSBAD                      Carlsbad             NM
 44  COLUMBIA LEA REGIONAL MEDICAL CENTER                     Hobbs                NM
 45  COLUMBIA SUNRISE MOUNTAIN VIEW HOSPITAL                  Las Vegas            NV
 46  SUNRISE HOSPITAL AND MEDICAL CENTER                      Las Vegas            NV
 47  COLUMBIA EDMOND MEDICAL CENTER                           Edmond               OK
 48  COLUMBIA PRESBYTERIAN HOSPITAL                           Oklahoma City        OK
 49  COLUMBIA WILLIAMETTE VALLEY MEDICAL CENTER               McMinnville          OR
 50  COLUMBIA CONROE REGIONAL MEDICAL CENTER                  Conroe               TX
 51  COLUMBIA NORTH HOUSTON MEDICAL CENTER                    Houston              TX
 52  COLUMBIA NORTH HOUSTON MEDICAL CENTER-AIRLINE CAMPUS     Houston              TX
 53  COLUMBIA EAST HOUSTON MEDICAL CENTER                     Houston              TX
 54  TEXAS ORTHOPEDIC HOSPITAL                                Houston              TX
 55  COLUMBIA ROSEWOOD MEDICAL CENTER                         Houston              TX
 56  COLUMBIA BELLAIRE MEDICAL CENTER                         Houston              TX
 57  COLUMBIA SPRING BRANCH MEDICAL CENTER                    Houston              TX
 58  COLUMBIA WEST HOUSTON MEDICAL CENTER                     Houston              TX
 59  COLUMBIA WOMAN'S HOSPITAL OF TEXAS                       Houston              TX
 60  COLUMBIA KATY MEDICAL CENTER                             Katy                 TX
 61  COLUMBIA KINGWOOD MEDICAL CENTER                         Kingwood             TX
 62  COLUMBIA FORT BEND MEDICAL CENTER                        Missouri City        TX
 63  COLUMBIA BAYSHORE MEDICAL CENTER                         Pasadena             TX
 64  COLUMBIA MAINLAND MEDICAL CENTER                         Texas City           TX
 65  COLUMBIA CLEAR LAKE REGIONAL MEDICAL CENTER              Webster              TX
 66  COLUMBIA MEDICAL CENTER OF ARLINGTON                     Arlington            TX
 67  COLUMBIA BROWNWOOD REGIONAL MEDICAL CENTER               Brownwood            TX
 68  COLUMBIA NAVARRO REGIONAL HOSPITAL                       Corsicana            TX
 69  COLUMBIA MEDICAL CENTER DALLAS SW                        Dallas               TX
 70  COLUMBIA HOSPITAL AT MEDICAL CITY DALLAS                 Dallas               TX
 71  COLUMBIA MEDICAL CENTER OF DENTON                        Denton               TX
 72  COLUMBIA PLAZA MEDICAL CENTER OF FORT WORTH              Fort Worth           TX
 73  COLUMBIA MEDICAL CENTER OF LAS COLINAS                   Irving               TX
 74  COLUMBIA MEDICAL CENTER OF LEWISVILLE                    Lewisville           TX
 75  COLUMBIA MEDICAL CENTER OF MCKINNEY                      McKinney             TX
 76  COLUMBIA NORTH HILLS HOSPITAL                            North Richland Hills TX
 77  COLUMBIA MEDICAL CENTER OF PLANO                         Plano                TX
 78  COLUMBIA NORTH BAY HOSPITAL                              Aransas Pass         TX
 79  *ST. DAVID'S MEDICAL CENTER                              Austin               TX
 80  ST. DAVID'S REHABILITATION CENTER                        Austin               TX
 81  PAVILION AT ST. DAVID'S                                  Austin               TX
 82  AUSTIN DIAGNOSTIC CENTER                                 Austin               TX
 83  *ST. DAVID'S SOUTH HOSPITAL                              Austin               TX
 84  COLUMBIA VALLEY REGIONAL MEDICAL CENTER                  Brownsville          TX
 85  COLUMBIA DOCTORS REGIONAL MEDICAL CENTER                 Corpus Christi       TX
 86  COLUMBIA BAY AREA MEDICAL CENTER                         Corpus Christi       TX
 87  COLUMBIA REHABILITATION HOSPITAL OF SOUTH TEXAS          Corpus Christi       TX
 88  COLUMBIA NORTHWEST HOSPITAL                              Corpus Christi       TX
 89  COLUMBIA MEDICAL CENTER - WEST                           El Paso              TX
 90  COLUMBIA MEDICAL CENTER - EAST                           El Paso              TX
 91  COLUMBIA REHABILITATION HOSPITAL                         El Paso              TX
 92  COLUMBIA RIO GRANDE REGIONAL HOSPITAL                    McAllen              TX
 93  *MEDICAL CENTER OF ROUND ROCK                            Round Rock           TX
 94  METROPOLITAN HOSPITAL                                    San Antonio          TX
 95  NORTHEAST METHODIST HOSPITAL                             San Antonio          TX
 96  SAN ANTONIO REGIONAL HOSPITAL                            San Antonio          TX

    COLUMBIA/HCA OPERATING GROUPS HOSPITAL LIST (EFFECTIVE JANUARY 1, 1998)
                                  (Continued)

                                                              City         State
                                                              ----         -----

 97  WOMEN'S AND CHILDREN'S HOSPITAL                          San Antonio     TX
 98  SOUTHWEST TEXAS METHODIST HOSPITAL                       San Antonio     TX
 99  METHODIST AMBULATORY SURGICAL HOSPITAL - NORTHWEST       San Antonio     TX
100  COLUMBIA BAYVIEW PSYCHIATRIC CENTER                      Corpus Christi  TX
101  COLUMBIA BEHAVIORAL CENTER                               El Paso         TX
102  LAKEVIEW HOSPITAL                                        Bountiful       UT
103  COLUMBIA OGDEN REGIONAL MEDICAL CENTER                   Ogden           UT
104  MOUNTAIN VIEW HOSPITAL                                   Payson          UT
105  *ST. MARK'S HOSPITAL                                     Salt Lake City  UT
106  COLUMBIA CAPITAL MEDICAL CENTER                          Olympia         WA

                          AMERICA GROUP:

 1   HALSTEAD HOSPITAL                                        Halstead        KS
 2   WESTERN PLAINS REGIONAL HOSPITAL                         Dodge City      KS
 3   COLUMBIA HOSPITAL PARIS                                  Paris           KY
 4   COLUMBIA HOSPITAL GEORGETOWN                             Georgetown      KY
 5   COLUMBIA HOSPITAL MAYSVILLE                              Maysville       KY
 6   *LAKE CUMBERLAND REGIONAL HOSPITAL                       Somerset        KY
 7   COLUMBIA PINE LAKE REGIONAL HOSPITAL                     Mayfield        KY
 8   *SPRINGHILL MEDICAL CENTER                               Springhill      LA
 9   COLUMBIA RIVERVIEW MEDICAL CENTER                        Gonzales        LA
 10  COLUMBIA TRINITY HOSPITAL                                Erin            TN
 11  SMITH COUNTY MEMORIAL HOSPITAL                           Carthage        TN
 12  *HILLSIDE HOSPITAL                                       Pulaski         TN
 13  *RIVER PARK HOSPITAL                                     McMinnville     TN
 14  COLUMBIA STONES RIVER HOSPITAL                           Woodbury        TN
 15  COLUMBIA SOUTHERN TENNESSEE MEDICAL CENTER               Winchester      TN
 16  *CROCKETT HOSPITAL                                       Lawrenceburg    TN
 17  CASTLEVIEW HOSPITAL                                      Price           UT
 18  COLUMBIA ASHLEY VALLEY MEDICAL CENTER                    Vernal          UT
 19  BRIGHAM CITY COMMUNITY HOSPITAL                          Brigham City    UT
 20  *PUTNAM GENERAL  HOSPITAL                                Hurricane       WV
 21  COLUMBIA RIVERTON MEMORIAL HOSPITAL                      Riverton        WY

                          ATLANTIC GROUP:

 1   COLUMBIA MEDICAL CENTER OF HUNTSVILLE                    Huntsville      AL
 2   COLUMBIA FOUR RIVERS MEDICAL CENTER                      Selma           AL
 3   MONTGOMERY REGIONAL MEDICAL CENTER                       Montgomery      AL
 4   COLUMBIA EAST MONTGOMERY MEDICAL CENTER                  Montgomery      AL
 5   COLUMBIA NORTHRIDGE MEDICAL CENTER                       Prattville      AL
 6   COLUMBIA FLORENCE HOSPITAL                               Florence        AL
 7   MEDICAL CENTER SHOALS                                    Muscle Shoals   AL
 8   NORTHWEST MEDICAL CENTER                                 Russellville    AL
 9   COLUMBIA MEDICAL CENTER-DAYTONA                          Daytona         FL
 10  COLUMBIA SOUTH BAY HOSPITAL                              Sun City Center FL
 11  COLUMBIA HAMILTON MEDICAL CENTER                         Jasper          FL
 12  COLUMBIA LAKE CITY MEDICAL CENTER                        Lake City       FL
 13  COLUMBIA MEDICAL CENTER - PENINSULA                      Ormond Beach    FL
 14  MURRAY MEDICAL CENTER                                    Chatsworth      GA
 15  *SPRING VIEW HOSPITAL                                    Lebanon         KY
 16  COLUMBIA HOSPITAL FRANKFORT                              Frankfort       KY
 17  COLUMBIA HOSPITAL LEXINGTON                              Lexington       KY
 18  *SOUTHWEST HOSPITAL                                      Louisville      KY
 19  *SUBURBAN HOSPITAL                                       Louisville      KY
 20  *AUDUBON HOSPITAL                                        Louisville      KY
 21  *LOGAN MEMORIAL HOSPITAL                                 Russellville    KY
 22  *MICHAEL REESE HOSPITAL AND MEDICAL CENTER               Chicago         IL
 23  COLUMBIA GRANT HOSPITAL                                  Chicago         IL
 24  HOFFMAN ESTATES MEDICAL CENTER                           Hoffman Estates IL
 25  LAGRANGE MEMORIAL HOSPITAL                               La Grange       IL
 26  COLUMBIA OLYMPIA FIELDS OSTEOPATHIC HOSP. & MED. CTR.    Olympia Fields  IL
 27  WOODLAND HOSPITAL                                        Hoffman Estates IL
 28  CHICAGO LAKESHORE HOSPITAL                               Chicago         IL
 29  RIVEREDGE HOSPITAL                                       Forest  Park    IL
 30  COLUMBIA METROWEST MEDICAL CENTER (NATICK)               Natick          MA
 31  COLUMBIA METROWEST MEDICAL CENTER (FRAMINGHAM)           Framingham      MA
 32  COLUMBIA GARDEN PARK HOSPITAL                            Gulfport        MS
 33  PRESBYTERIAN ORTHOPEDIC HOSPITAL                         Charlotte       NC
 34  COLUMBIA HIGHSMITH-RAINEY MEMORIAL HOSPITAL              Fayetteville    NC
 35  COLUMBIA RALEIGH COMMUNITY HOSPITAL                      Raleigh         NC
 36  COLUMBIA DAVIS MEDICAL CENTER                            Statesville     NC
 37  COLUMBIA HERITAGE HOSPITAL                               Tarboro         NC
 38  COLUMBIA CAPE FEAR MEMORIAL HOSPITAL                     Wilmington      NC
 39  COLUMBIA BRUNSWICK HOSPITAL                              Supply          NC

    COLUMBIA/HCA OPERATING GROUPS HOSPITAL LIST (EFFECTIVE JANUARY 1, 1998)
                                  (Continued)

                                                              City         State
                                                              ----         -----

 40  *JOHNSON CITY SPECIALTY HOSPITAL                         Johnson City    TN
 41  *NORTHSIDE HOSPITAL                                      Johnson City    TN
 42  *INDIAN PATH MEDICAL CENTER                              Kingsport       TN
 43  *INDIAN PATH PAVILION                                    Kingsport       TN
 44  COLUMBIA ALLEGHANY REGIONAL HOSPITAL                     Low Moor        VA
 45  COLUMBIA PULASKI COMMUNITY HOSPITAL                      Pulaski         VA

                          PACIFIC GROUP:

 1   COLUMBIA DE QUEEN REGIONAL MEDICAL CENTER                De Queen        AR
 2   MEDICAL CENTER OF SOUTH ARKANSAS                         El Dorado       AR
 3   COLUMBIA MEDICAL PARK HOSPITAL                           Hope            AR
 4   COLUMBIA DOCTORS HOSPITAL                                Little  Rock    AR
 5   COLUMBIA PARADISE VALLEY HOSPITAL                        Phoenix         AZ
 6   COLUMBIA MEDICAL CENTER PHOENIX                          Phoenix         AZ
 7   COLUMBIA NORTHWEST MEDICAL CENTER                        Tucson          AZ
 8   COLUMBIA EL DORADO HOSPITAL                              Tucson          AZ
 9   COLUMBIA SAN CLEMENTE HOSPITAL AND MEDICAL CENTER        San Clemente    CA
 10  COLUMBIA MISSION BAY HOSPITAL                            San Diego       CA
 11  COLUMBIA HUNTINGTON BEACH HOSPITAL AND MEDICAL CENTER   Huntington Beach CA
 12  COLUMBIA WEST ANAHEIM MEDICAL CENTER                     Anaheim         CA
 13  COLUMBIA/HEALDSBURG GENERAL HOSPITAL                     Healdsburg      CA
 14  COLUMBIA PALM DRIVE HOSPITAL                             Sebastopol      CA
 15  COLUMBIA SAN LEANDRO HOSPITAL                            San Leandro     CA
 16  COLUMBIA OVERLAND PARK REGIONAL MEDICAL CENTER           Overland Park   KS
 17  COLUMBIA MEDICAL CENTER                                  Baton Rouge     LA
 18  COLUMBIA WOMEN & CHILDREN'S HOSPITAL - LAKE CHARLES      Lake Charles    LA
 19  COLUMBIA INDEPENDENCE REGIONAL HEALTH CENTER             Independence    MO
 20  BETHANY MEDICAL CENTER                                   Kansas City     MO
 21  BETHANY HEALTH CENTER                                    Bethany         OK
 22  *CLAREMORE REGIONAL HOSPITAL                             Claremore       OK
 23  COLUMBIA DOCTOR'S HOSPITAL                               Tulsa           OK
 24  *TULSA REGIONAL MEDICAL CENTER                           Tulsa           OK
 25  *WAGONER HOSPITAL                                        Wagoner         OK
 26  *SOUTHWESTERN MEDICAL CENTER                             Lawton          OK
 27  COLUMBIA DOUGLAS MEDICAL CENTER                          Roseburg        OR
 28  COLUMBIA MEDICAL CENTER AT LANCASTER                     Lancaster       TX
 29  COLUMBIA MEDICAL CENTER AT TERRELL                       Terrell         TX
 30  COLUMBIA MEDICAL CENTER OF SHERMAN                       Sherman         TX
 31  COLUMBIA MEDICAL CENTER                                  College Station TX
 32  COLUMBIA MEDICAL CENTER OF SAN ANGELO                    San Angelo      TX
 33  *SILSBEE DOCTORS HOSPITAL                                Silsbee         TX
 34  COLUMBIA MEDICAL ARTS HOSPITAL                           Texarkana       TX
 35  *BEAUMONT MEDICAL CENTER                                 Beaumont        TX
 36  COLUMBIA LONGVIEW REGIONAL MEDICAL CENTER                Longview        TX
 37  COLUMBIA WOODLAND HEIGHTS MEDICAL CENTER                 Lufkin          TX
 38  *DETAR HOSPITAL                                          Victoria        TX
 39  COLUMBIA GULF COAST MEDICAL CENTER                       Wharton         TX
 40  COLUMBIA PANHANDLE REGIONAL MEDICAL CENTER               Pampa           TX
 41  COLUMBIA ALICE PHYSICIANS & SURGEONS HOSPITAL            Alice           TX
 42  COLUMBIA DOCTORS HOSPITAL OF LAREDO                      Laredo          TX

     *NOTES THE FACILITIES WHICH HAVE RECENTLY CHANGED THEIR NAME
      IN THIS COLUMN. THE NAME CHANGE, HOWEVER, MAY STILL BE PENDING REQUIRED APPROVALS.


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